UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6080 Center Drive, Suite 1200, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ENT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Relying on SEC Order for Reporting Relief

On March 25, 2020, the Securities and Exchange Commission (“SEC”) issued order 34-88465 (the “Order”) under the Securities Exchange Act of 1934 (the “Exchange Act”) extending the deadlines for filing certain reports made under the Exchange Act, including annual reports on Form 10-K, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the coronavirus disease 2019 (“COVID-19”) and which reports have filing deadlines between March 1, 2020 and July 1, 2020. Global Eagle Entertainment Inc. (the “Company”) is relying on the Order with respect to its Annual Report on Form 10-K for the year ended December 31, 2019 which was due to be filed with the SEC on or before March 30, 2020.

The Company is relying on the Order due to a suspension of in-person operations at the Company’s headquarters and all of its other offices as a result of COVID-19, similar suspension of in-person operations by the Company’s financial service providers, the material adverse effect COVID-19 has had and may continue to have on the travel industry, and other financial and operational concerns associated with or caused by COVID-19. These disruptions have limited support from the Company’s staff and professional advisors. This has, in turn, delayed the Company’s ability to complete its Annual Report on Form 10-K.

The Company anticipates that it will be able to file its Annual Report on Form 10-K for the year ended December 31, 2019 on or before May 14, 2020.

COVID-19 Risk Factors

In light of the current COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its most recent periodic reports filed with the SEC with the following risk factors:

The rapid spread of contagious illnesses could have a material adverse effect on our business and results of operations.

The rapid spread of a contagious illness or pandemic (including COVID-19), or fear of such an event, has had and could in the future have a material adverse effect on the demand for worldwide travel and therefore have a material adverse effect on our business, our results of operations and the profitability of our joint venture interests. As a result of the COVID-19 outbreak, most of our airline and cruise line customers have temporarily ceased and/or severely reduced operations in certain markets. The spread of COVID-19 or associated strains has had, and could continue to have, a significant adverse impact on the demand for worldwide travel and, as a result, our financial results. Moreover, travel restrictions and operational issues resulting from the rapid spread of contagious illnesses in parts of the world where we have significant operations may continue to have a material adverse effect on our business and results of operations.

Our business is dependent on the travel industry and the competitive nature of that industry; it makes our business sensitive to domestic and international economic conditions.

Our business is directly affected by the number of passengers flying on commercial airlines and traveling on cruise ships, the financial condition of these airlines and cruise lines, and the general availability of travel and related economic conditions around the world. If demand for air or maritime travel declines, the number of aircraft and flights shrink or the travel industry is severely disrupted, the number of passengers available to use our Connectivity and Media & Content offerings will be reduced, which will have a material adverse effect on our financial condition and prospects. High unemployment rates, reduced consumer and business spending, U.S. and global recessionary concerns, pandemics and terrorism may adversely affect the travel and mobility markets. A general reduction or shift in discretionary spending can result in decreased demand for leisure and business travel and lead to a reduction in the number of airline flights or cruise lines offered, the number of passengers flying or taking cruises and the willingness of airlines and cruise lines to commit to spending funds on items such as our Connectivity and Media & Content offerings.

Many of our airline and maritime customers operate in intensely competitive environments. These competitive circumstances could cause one or more of our customers to reduce expenditures on passenger and guest services, including our Connectivity and Media & Content services, which could have a material adverse effect on our business prospects and financial condition.

In addition, instability and changes in economic and political conditions across the globe, including inflation, recession, interest rate fluctuations and actual or anticipated military conflicts are among the global risks that may impact our business and our plans for expansion. Our operations and performance are sensitive to fluctuations in general economic conditions, both in the U.S. and globally. Furthermore, the rapid spread of a contagious illness or pandemic such as COVID-19, or fear of such an event, has had and may continue to have a material adverse effect on the demand for worldwide travel and therefore is likely to have a material adverse effect on our business and results of operations. As a result of COVID-19 there has been a significant decline in overall travel demand, particularly related to travel to, from or in certain international markets. At present, COVID-19 concern is negatively impacting travel demand and therefore our business. Some countries, including the United States, have implemented travel bans or restrictions, and airline and maritime customers have suspended or limited operations as a result. The ultimate extent of the COVID-19 outbreak, and its impact on the global travel industry, is unknown and impossible to predict at this time. As a result, the full extent to which COVID-19 will impact our business and results of operations is unknown. However, decreased travel demand resulting from COVID-19 is likely to continue to have a significant negative and material impact on our business, growth, and results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Dated: March 30, 2020